HBK INVESTMENTS L.P.
                         (a Delaware limited partnership)

                            CERTIFICATE OF AUTHORITY


     The undersigned, being the sole general partner of the HBK Investments L.P. (the "Partnership"), hereby certifies that Jon L. Mosle is authorized to act for and on behalf of the Partnership to carry out the purposes of the Partnership in relation to filings and requests and related correspondence with the Securities and Exchange Commission and any other governmental or self-regulatory agency or body with authority to regulate securities or commodities transactions or related business activities.


     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Authority as of the 31st day of January, 2007.


HBK PARTNERS II L.P.

By:   HBK MANAGEMENT LLC
      its sole general partner

By:  /s/ J. Baker Gentry, Jr.
Name:    J. Baker Gentry, Jr.
Title:   Authorized Signatory


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                                 HBK SERVICES LLC
                     (a Delaware limited liability company)

                            CERTIFICATE OF AUTHORITY


     The undersigned, being the managing member of HBK Services LLC (the "Company"), hereby certifies that Jon L. Mosle is authorized to act for and on behalf of the Company to carry out the purposes of the Company in relation to filings and requests and related correspondence with the Securities and Exchange Commission and any other governmental or self-regulatory agency or body with authority to regulate securities or commodities transactions or related business activities.


     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Authority as of the 31st day of January, 2007.



HBK MANAGEMENT LLC



By:  /s/ J. Baker Gentry, Jr.
Name:    J. Baker Gentry, Jr.
Title:  Authorized Signatory

                               HBK MANAGEMENT LLC
                      (a Delaware limited liability company)

                            CERTIFICATE OF AUTHORITY


     The undersigned, an Authorized Signatory of HBK Management LLC (the "Company"), hereby certifies that Jon L. Mosle is authorized to act for and on behalf of the Company, for itself or as general partner of HBK Partners II L.P. ("Partners II"), to carry out the purposes of the Company or Partners II in relation to filings and requests and related correspondence with the Securities and Exchange Commission and any other governmental or self-regulatory agency or body with authority to regulate securities or commodities transactions or related business activities.


     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Authority as of the 31st day of January, 2007.



HBK MANAGEMENT LLC


By:  /s/ J. Baker Gentry, Jr.
Name:    J. Baker Gentry, Jr.
Title:   Authorized Signatory